                                                                    Exhibit 10.7

                               AGREEMENT No. 99.06

                     ON TECHNICAL AND SCIENTIFIC PRODUCTION
                           DEVELOPMENT AND MANUFACTURE

Karlsruhe                                                            05.05.1999.

BALTIC SCIENTIFIC INSTRUMENTS (BSI, LTD.) hereinafter referred to as the PERFORMER, in the presence of President Dr. VLADIMIR GOSTILO, acting on basis of Status of the company, on the one hand and BRUKER AXS ANALYTICAL X-RAY SYSTEMS GMBH, hereinafter to as the CUSTOMER, in the presence of Managing Director Dr. MARTIN HAASE, acting on basis of Status of the company, on the other hand have concluded the present agreement on the following.

                           1. SUBJECT OF THE AGREEMENT

1.1. The CUSTOMER commits and the PERFORMER takes on himself development and manufacture of X-Ray radiation spectrometer with thermoelectric cooling of Si detector.

1.2. The task delivery term according to the agreement is 01.09.1999.

1.3. The acceptance and the valuation of the technical and scientific production to be made according to the Technical Assignment to the task (Supplement 1), which is an integrated part of the agreement.

                2. THE COST OF THE TASK AND THE TERMS OF PAYMENT

2.1. As a payment for the task in according to the present agreement the CUSTOMER will transfer to the PERFORMER USD [**].

2.2. 50% of the payment to be made after delivery of the prototype. 50% of the payment to be made after successful test of the detector. The test has to be completed latest 2 months after delivery. The acceptance test will be at Bruker AXS in Karlsruhe. If the detector does not meet the specifications, the detector will be returned to BSI and the second 50% payment will not be made.


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND REPLACED WITH [**] AND FILED SEPARATELY WITH THE COMMISSION.

                   3. THE TERMS OF THE ACCEPTANCE OF THE TASK

3.1. After the task is completed the PERFORMER presents to the CUSTOMER technical acceptance document.

3.2. The delivery of spectrometer device is executed CPT-Karlsruhe. Production code 903010900.

                       4. RESPONSIBILITIES OF THE PARTIES

The PERFORMER and the CUSTOMER are responsible for appropriate fulfillment of the present agreement by their property according to legislation in force.

            5. PERIOD OF VALIDITY AND LEGAL ADDRESSES OF THE PARTIES

5.1  Legal addresses and bank's data of the parties:

The PERFORMER:             Ganibu dambis 26, P.O. Box 33, Riga,
                           LV-1005, Latvia;

CORRESPONDENT:             S.W.I.F.T. code IRVT US 3N
                           CHIPS UID 33651
                           THE BANK OF NEW YORK, New York

BENEFICIARY'S BANK:        ACCOUNT [**]
                           S.W.I.F.T. code PARXLV22CIT
                           Parex Bank, Riga

BENEFICIARY:               ACCOUNT [**]

The CUSTOMER:              OSTL. RHEINBRUCKENSTR. 50,
                           D-76187 KARLSRUHE

The supplements to the agreement: Technical Assignment (3 pages).

The PERFORMER                          [SEAL]           The Customer
                                       BALTIC
/s/ Vladimir Gostilo                 SCIENTIFIC         /s/ Martin Haase 5.5.99
--------------------                INSTRUMENTS         -----------------------
Vladimir Gostilo, Ph.D.                                 Dr. Martin Haase
President                                               Managing Director
BALTIC SCIENTIFIC INSTRUMENTS                           BRUKER AXS GMBH


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

[BSI LOGO]              BALTIC SCIENTIFIC INSTRUMENTS
                        -----------------------------
                                                                    Supplement 1
                                          to the Contract No.99.06 dd 03.05.1999

                          X-RAY RADIATION SPECTROMETER
                  WITH THERMOELECTRICAL COOLING OF SI DETECTOR

                              Technical Assignment

1. APPLICATION OF THE DEVICE

X-Ray Radiation spectrometer based on Si detector with thermoelectric cooling (further - spectrometer) is applied for X-Ray radiation conversion into electric signals, their further amplification and analog filtration, registration, accumulation, visualisation and spectra processing with PC of IBM-PC type. The spectrometer should be suitable for attachment to a diffractometer manufactured by Bruker AXS GmbH.

2. COMPLETE SET

Spectrometer should comprise:

X-Ray radiation Si detector with thermoelectric cooling (DS), with vacuum chamber with thermoelectric cooler (TC) and Si detector, charge sensitive preamplifier, electro discharge magnetic pump (MP), supply and signal transfer connectors;

o spectrometrical device Multispectrum (MS), comprising analog processor, analog digital converter, microprocessor device with buffer memory and data transfer interface via RS-232, TC and MP supply unit, supply unit for preamplifier, Si detector and all electronic assemblies;

o closed water cooling system for DS (SWC), comprising radiator with air cooling and water pump.

3. TECHNICAL CHARACTERISTICS


1.   Measuring X-Ray radiation energy range should be, keV                1.7+30 [**]

2.   Energy resolution should be not worse than, keV for energy [**]
     keV at input count rate not more than [**] pulses/s at
     (tau)shaping = [**] (mu)s                                               280 [**]
     Energy resolution should not be more than, eV for energy [**] keV       300 [**]
     at input count rate, not less than [**] pulses/s at
     (tau)shaping = [**] (mu)s

[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

3.   Conversion coefficient non-stability for energy [**] keV should
     be not more than,  %,                                                       [**]

4.   Si detector sensitive surface area should be not less than,
     mm(to the power of 2) preferable not less than, mm(to the power of 2)       [**]
     Detector sensitive area thickness should be not less than, mm               [**]
     Detector Be input window thickness, not more than, (mu)m                    [**]

5.   Conversion coefficient non-stability in the operating
     temperatures range (within +10 + 35)(degrees)C, at relative
     humidity till 95%, should be not more than %/(degrees)C                     [**]

6.   Operating mode setting up should be not more than, min                      [**]

7.   Consumed power from alternative current circuit with frequency
     [**] Hz and voltage [**] V
     future versions should allow [**] V to [**] V with frequency
     [**] Hz.                                                                    [**]
     should be not more than, Wt                                                 [**]

8.   DS overall dimensions, mm                                                   [**]

9.   MS overall dimensions, mm                                                   [**]

10.  SWC overall dimensions, mm                                                  [**]

11.  Water cooling pipes and cables length should be not less than, m            [**]

12.  ADC quantization levels quantity should be                                  [**]

13.  Buffer memory channel capacitance should be not less than                   [**]

14.  Conversion function integral non-linearity, in 99% of full scale
     should be not more than %                                                   [**]

15.  Differential non-linearity, in 99% of full scale should be not
     more than %                                                                 [**]

16.  There should be two analog processor shaping time constants:
     1 - in the range, (mu)s
     2 - in the range, (mu)s                                                     [**]

17.  The device should include a TTL output signal connected to a
     BNC connector. The TTL Signal should be discriminated to a software-adjustable energy window. The precision of both lower
     level and window width should be maintained within, %                       [**]
     The load impedance should be                                                [**]

18.  The detector should have a positioning mark for the sensitive
     surface area.                                                               [**]

19. The documentation should include a description of the protocol on the RS232C connection between MS and PC.

4. COMPLETE DELIVERY SET

1. Si detecting unit
2. Spectrometry device Multispectrum
3. Electrical cables
4. Water cooling system


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

5. Water cooling system pipes
6. Passport and operator manual in english, including software package for Windows 95, preferrable Windows NT 4.0.
7. Package

/s/ A. Sokolov                                       [SEAL]
A. Sokolov                               BALTIC SCIENTIFIC INSTRUMENTS
Technical director
Baltic Scientific Instruments

[LETTERHEAD OF BRUKER AXS]

                             LETTER OF UNDERSTANDING

                                     Between

                                 Bruker AXS GmbH
                         Ostliche Rheinbruckenstrasse 50
                               D - 76187 Karlsruhe

                          Baltic Scientific Instruments
                      Ganibu dambis 26, P.O. Box 33, Riga,
                                 LV-1005, Latvia

Bruker AXS GmbH and Baltic Scientific Instruments are expressing their intention to enter into an exclusive supply agreement for energy dispersive detectors for the use in X-ray analysis. This letter is based on the AGREEMENT No. 99.06 ON TECHNICAL AND SCIENTIFIC PRODUCTION DEVELOPMENT AND MANUFACTURE signed between the two parties in Karlsruhe on May 5, 1999.

The following conditions are targeted by both parties.

1.    Product as per specification of the AGREEMENT No.99.06

2.    Price detector unit (CPD Karlsruhe):  [**] US $ or less for the first
                                            [**] units

                                            [**] for unit [**]

3.    Payment terms:                        60 days net after delivery

4.    Delivery time:                        3 months ARO

5.    Warranty:                             [**] after delivery

6.    Worldwide Exclusivity:                For the field of X-ray Diffraction
                                            BSI will sell the detector only
                                            via Bruker AXS GmbH

/s/ Vladimir Gostilo                                    /s/ Martin Haase 5.5.99
--------------------                                    -----------------------
Vladimir Gostilo, Ph.D.                                 Dr. Martin Haase
President                                               Managing Director
BALTIC SCIENTIFIC INSTRUMENTS                           BRUKER AXS GMBH

Date: 05.05.99             page 1 of 1         File: Letter of Understanding.doc


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.